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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                  JULY 25, 2002


                                    001-13836
                            (Commission File Number)

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                             TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)


                BERMUDA                              04-2297459
    (Jurisdiction of Incorporation)       (IRS Employer Identification Number)


  THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE, HM 08, BERMUDA
              (Address of registrant's principal executive office)

                                  441-292-8674
                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS.

Tyco International Ltd. issued the press release attached hereto as Exhibit
99.1 on July 25, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

            99.1  Press Release of Tyco International Ltd., dated July 25, 2002.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TYCO INTERNATIONAL LTD.


                              By:   /s/ Mark H. Swartz
                                    --------------------------------------------
                                    Mark H. Swartz
                                    Executive Vice President and
                                        Chief Financial Officer
                                    (Principal Accounting and Financial Officer)

Dated:  July 26, 2002




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                                  EXHIBIT INDEX

       EXHIBIT
        NUMBER         DESCRIPTION
        ------         -----------

         99.1          Press Release of Tyco International Ltd., dated July 25,
                       2002.







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